                                                                    EXHIBIT 10.4

                                CHOICEPOINT INC.
                           RESTRICTED STOCK AGREEMENT
                           FOR EMPLOYEES AND OFFICERS

      This AGREEMENT (the "Agreement") is made as of _____ (the "Date of Grant") by and between CHOICEPOINT INC., a Georgia corporation (the "Company"), and _________________________ (the "Grantee").

1. GRANT OF RESTRICTED STOCK. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Company's 2003 Omnibus Incentive Plan (the "Plan"), the Company hereby grants to the Grantee as of the Date of Grant __________ shares of Restricted Stock. The Restricted Stock shall be fully paid and nonassessable and shall be represented by a certificate registered in the name of the Grantee and bearing a legend referring to the restrictions hereinafter set forth.

2.          RESTRICTIONS ON TRANSFER OF RESTRICTED STOCK. The shares of
      Restricted Stock:

      (a) may not be sold, pledged, exchanged, or otherwise encumbered or disposed of by the Grantee, except to the Company, and

      (b) may not be assigned or transferred except (A) to the Company, or a Family Member of the Grantee, or entities controlled by or benefiting them, as described in Section 12 of the Plan, and then
            (B) (i) if during the Grantee's life, only upon the approval of the Company's Chief Financial Officer and/or its Vice President with responsibility for compensation and benefits, or (ii) by execution and delivery of a Beneficiary Designation Form provided by the Company or, if none, by will or by the laws of descent and distribution, until they have become nonforfeitable in accordance with Section 3.

Any purported transfer, encumbrance or other disposition of the Restricted Stock that is in violation of this Section 2 shall be null and void, and the other party to any such purported transaction shall not obtain any rights to or interest in the Restricted Stock.

3.          VESTING OF RESTRICTED STOCK.

      (a) The Shares of Restricted Stock granted hereby shall become nonforfeitable on the third anniversary of the Date of Grant, subject to the Grantee's continuous service as an employee of the Company.

      (b) Notwithstanding the foregoing provision of subsection (a) of this Section 3, all of the shares of Restricted Stock shall immediately become nonforfeitable in the event of (i) a Change in Control (as defined in the Plan); (ii) the Grantee's death; or (iii) the Grantee's termination of service under conditions specifically approved by the Board for this purpose.

4. FORFEITURE OF RESTRICTED STOCK. Subject to Section 3(b), and except as the Committee may determine on a case-by-case basis, any shares of Restricted Stock that have not theretofore become nonforfeitable shall be forfeited if the Grantee ceases to serve continuously as an Employee, Officer or Director of the Company at any time prior to the applicable vesting date. In the event of forfeiture, the certificate(s) representing the shares of Restricted Stock shall be canceled. In the event of a termination for Cause, all shares of Restricted Stock on which the restrictions described in Section 2 have not lapsed shall be forfeited. For this purpose, "Cause" shall mean that the Grantee has committed prior to termination of employment any of the following acts:

      (a) an intentional act of fraud, embezzlement, theft, or any other material violation of law (A) in connection with the Grantee's duties or in the course of the Grantee's service on behalf of the Company, or (B) which is otherwise materially injurious to the Company, monetarily or otherwise;

      (b) intentional wrongful damage to material assets of the Company;

      (c) intentional wrongful disclosure of material confidential information of the Company;

      (d) intentional wrongful engagement in any competitive activity that would constitute a material breach of the duty of loyalty; or

      (e) intentional breach of any stated material employment policy of the Company.

5. DIVIDEND, VOTING AND OTHER RIGHTS. Except as otherwise provided herein, the Grantee shall have all of the rights of a stockholder with respect to the shares of Restricted Stock, including the right to vote such shares and receive any dividends that may be paid thereon; provided, however, that any additional Common Shares or other securities that the Grantee may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company shall be subject to the same restrictions as the shares of Restricted Stock.

6. RETENTION OF STOCK CERTIFICATE(S) BY THE COMPANY. The certificate(s) representing the Restricted Stock shall be held in custody by the Secretary or Treasurer of the Company, together with a stock power endorsed in blank by the Grantee with respect thereto, until those shares have become nonforfeitable in accordance with Section 3.

7. TAXES AND WITHHOLDING. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with the issuance or vesting of any restricted or nonrestricted Common Shares or other securities pursuant to this Agreement, the Grantee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof. The Grantee may elect to satisfy all or any part of the minimum statutory withholding requirement by surrendering to the Company a portion of the nonforfeitable Common Shares that are issued or transferred to the Grantee hereunder, and the Common Shares so surrendered by the Grantee shall be credited against any such withholding obligation at the Market Value per Share of such shares on the date of such surrender.

8. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any restricted or nonrestricted Common Shares or other securities pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

9. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Grantee under this Agreement shall not be taken into account in determining any benefits to which the Grantee may be entitled under any compensation plan maintained by the Company and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering Employees, Officers or Directors of the Company.

10. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Grantee under this Agreement without the Grantee's consent. Notwithstanding the foregoing, this Agreement shall be amended in such particulars as are necessary or appropriate to reflect the applicable provisions of section 409A of the Internal Revenue Code of 1986, as amended, in order to avoid current taxation of the grant made pursuant hereto, and to avoid any penalty taxes imposed on noncomplying arrangements.

11. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

12. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.

13. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Georgia.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Grantee has also executed this Agreement in duplicate, as of the day and year first above written.

                                                   CHOICEPOINT INC.

                                                   By:

                                                   _____________________________

      The undersigned Grantee hereby (i) acknowledges receipt of an executed original of this Agreement and (ii) accepts the right to receive the Common Shares or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.

                                                   _____________________________
                                                   Grantee

                                                   Date:________________________

                                CHOICEPOINT INC.
                           RESTRICTED STOCK AGREEMENT
                           FOR EMPLOYEES AND OFFICERS

      This AGREEMENT (the "Agreement") is made as of ________________ the "Date of Grant") by and between CHOICEPOINT INC., a Georgia corporation (the "Company"), and __________________ (the "Grantee").

1. GRANT OF RESTRICTED STOCK. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Company's 2003 Omnibus Incentive Plan (the "Plan"), the Company hereby grants to the Grantee as of the Date of Grant _______ shares of Restricted Stock. The Restricted Stock shall be fully paid and nonassessable and shall be represented by a certificate registered in the name of the Grantee and bearing a legend referring to the restrictions hereinafter set forth.

2.          RESTRICTIONS ON TRANSFER OF RESTRICTED STOCK. The shares of
      Restricted Stock:

      (a) may not be sold, pledged, exchanged, or otherwise encumbered or disposed of by the Grantee, except to the Company, and

      (b) may not be assigned or transferred except (A) to the Company, or a Family Member of the Grantee, or entities controlled by or benefiting them, as described in Section 12 of the Plan, and then
            (B) (i) if during the Grantee's life, only upon the approval of the Company's Chief Financial Officer and/or its Vice President with responsibility for compensation and benefits, or (ii) by execution and delivery of a Beneficiary Designation Form provided by the Company or, if none, by will or by the laws of descent and distribution, until they have become nonforfeitable in accordance with Section 3.

Any purported transfer, encumbrance or other disposition of the Restricted Stock that is in violation of this Section 2 shall be null and void, and the other party to any such purported transaction shall not obtain any rights to or interest in the Restricted Stock.

3.          VESTING OF RESTRICTED STOCK.

      (a) The Shares of Restricted Stock granted hereby shall become nonforfeitable on the ______ [NOT LESS THAN THREE YEARS] anniversary of the Date of Grant, subject to the Grantee's continuous service as an employee of the Company.

      (b) Notwithstanding the foregoing provision of subsection (a) of this Section 3, all of the shares of Restricted Stock shall immediately become nonforfeitable in the event of (i) a Change in Control (as defined in the Plan); (ii) the Grantee's death; or (iii) the Grantee's termination of service under conditions specifically approved by the Board for this purpose.

      (c) In the event that the Grantee's service terminates on or subsequent to __________________ [DATE EMPLOYMENT AGREEMENT TERMINATES], but under circumstances (i) which would not result in full vesting pursuant to subparagraphs (a) or (b) above, and (ii) other than for Cause,

            Grantee shall nonetheless have a nonforfeitable right to the same percentage of the shares referred to in Section 1 (as adjusted, if appropriate) as the number of calendar months of his employment during the period from the Date of Grant through the date of his termination represents when divided by ___________ [NUMBER OF TOTAL MONTHS IN THE CLIFF VESTING PERIOD IN 3(a).] For these purposes, if Grantee provides services for a portion but not all of a calendar month, he shall nonetheless be credited with a full calendar month of employment. In the event that said calculation results in an award of a fractional share, the number shall be increased to the next full share.

4. FORFEITURE OF RESTRICTED STOCK. (a) Subject to Section 3(b), and except as the Committee may determine on a case-by-case basis, any shares of Restricted Stock that have not theretofore become nonforfeitable shall be forfeited if the Grantee ceases to serve continuously as an Employee, Officer or Director of the Company at any time prior to the applicable vesting date referred to in Section 3(a) above; similarly, if the Grantee receives a portion of the Award pursuant to Section 3(c) above, the portion to which he is not entitled shall be forfeited.

      (a) In the event of a termination for Cause, all shares of Restricted Stock on which the restrictions described in Section 2 have not lapsed shall be forfeited. For this purpose, "Cause" shall mean that the Grantee has committed prior to termination of employment any of the following acts:

            (i) an intentional act of fraud, embezzlement, theft, or any other material violation of law (A) in connection with the Grantee's duties or in the course of the Grantee's service on behalf of the Company, or (B) which is otherwise materially injurious to the Company, monetarily or otherwise;

            (ii) intentional wrongful damage to material assets of the Company;

            (iii) intentional wrongful disclosure of material confidential information of the Company;

            (iv) intentional wrongful engagement in any competitive activity that would constitute a material breach of the duty of loyalty; or

            (v) intentional breach of any stated material employment policy of the Company.

        (c) In the event of forfeiture, the certificate(s) representing the shares of Restricted Stock shall be canceled.

5. DIVIDEND, VOTING AND OTHER RIGHTS. Except as otherwise provided herein, the Grantee shall have all of the rights of a stockholder with respect to the shares of Restricted Stock, including the right to vote such shares and receive any dividends that may be paid thereon; provided, however, that any additional Common Shares or other securities that the Grantee may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company shall be subject to the same restrictions as the shares of Restricted Stock.

6. RETENTION OF STOCK CERTIFICATE(S) BY THE COMPANY. The certificate(s) representing the Restricted Stock shall be held in custody by the Secretary or Treasurer of the Company, together with a stock power endorsed in blank by the Grantee with respect thereto, until those shares have become nonforfeitable in accordance with Section 3.

7. TAXES AND WITHHOLDING. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with the issuance or vesting of any restricted or nonrestricted Common Shares or other securities pursuant to this Agreement, the Grantee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof. The Grantee may elect to satisfy all or any part of the minimum statutory withholding requirement by surrendering to the Company a portion of the nonforfeitable Common Shares that are issued or transferred to the Grantee hereunder, and the Common Shares so surrendered by the Grantee shall be credited against any such withholding obligation at the Market Value per Share of such shares on the date of such surrender.

8. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any restricted or nonrestricted Common Shares or other securities pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

9. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Grantee under this Agreement shall not be taken into account in determining any benefits to which the Grantee may be entitled under any compensation plan maintained by the Company and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering Employees, Officers or Directors of the Company.

10. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Grantee under this Agreement without the Grantee's consent. Notwithstanding the foregoing, this Agreement shall be amended in such particulars as are necessary or appropriate to reflect the applicable provisions of section 409A of the Internal Revenue Code of 1986, as amended, in order to avoid current taxation of the grant made pursuant hereto, and to avoid any penalty taxes imposed on noncomplying arrangements.

11. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

12. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.

13. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Georgia.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Grantee has also executed this Agreement in duplicate, as of the day and year first above written.

                                               CHOICEPOINT INC.

                                               By:______________________________

      The undersigned Grantee hereby (i) acknowledges receipt of an executed original of this Agreement and (ii) accepts the right to receive the Common Shares or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.

                                               _________________________________
                                               Grantee

                                               Date:____________________________